Exhibit 99.2

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement

September 30, 2021

A.	Financial Highlights
	Condensed Consolidated Balance Sheets	1
	Consolidated Statements of Operations	2
	Quarterly Summary - Most Recent 5 Quarters	3
	Non-GAAP Financial Measures
	Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	5
	Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	6
	Quarterly Summary - Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items	7
	Quarterly Summary - Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders	9
	Capitalization/Book Value per Common Share	10
	Spread Results	11

B.	Product Summary
	Summary of Cost of Money for Deferred Annuities	11
	Annuity Account Balance Rollforward	12
	Notional Values Subject to Recurring Fees Under Reinsurance Agreements	12
	Annuity Deposits by Product Type	13
	Surrender Charge Protection and Account Values by Product Type	13
	Annuity Liability Characteristics	14

C.	Investment Summary
	Summary of Invested Assets	17
	Credit Quality of Fixed Maturity Securities	17
	Watch List Securities	17
	Fixed Maturity Securities by Sector	18
	Mortgage Loans on Real Estate	19

D.	Shareholder Information	21

E.	Research Analyst Coverage	22

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONDENSED CONSOLIDATED BALANCE SHEETS

	September 30, 2021	December 31, 2020 (a)
Assets
Investments:
Fixed maturity securities, available for sale, at fair value	$45,738,097	$47,538,893
Mortgage loans on real estate	4,288,742	4,165,489
Real estate	259,262	—
Derivative instruments	990,033	1,310,954
Other investments	1,021,226	590,078
Total investments	52,297,360	53,605,414

Cash and cash equivalents	12,684,793	9,095,522
Coinsurance deposits	8,733,096	4,844,927
Accrued investment income	413,370	398,082
Deferred policy acquisition costs	2,193,889	2,225,199
Deferred sales inducements	1,545,494	1,448,375
Income taxes recoverable	—	862
Other assets	449,961	70,198
Total assets	$78,317,963	$71,688,579

Liabilities and Stockholders' Equity
Liabilities:
Policy benefit reserves	$64,810,504	$62,352,882
Other policy funds and contract claims	229,199	240,904
Notes payable	496,101	495,668
Subordinated debentures	78,342	78,112
Deferred income taxes	426,176	504,000
Income taxes payable	39,478	—
Other liabilities	5,862,955	1,668,025
Total liabilities	71,942,755	65,339,591

Stockholders' equity:
Preferred stock, Series A	16	16
Preferred stock, Series B	12	12
Common stock	92,513	95,721
Additional paid-in capital	1,609,039	1,681,127
Accumulated other comprehensive income	1,956,974	2,203,557
Retained earnings	2,716,654	2,368,555
Total stockholders' equity	6,375,208	6,348,988
Total liabilities and stockholders' equity	$78,317,963	$71,688,579
(a)The December 31, 2020 balance sheet includes reclassifications from previously reported amounts for the correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in the first quarter of 2021. This is reflected in deferred policy acquisition costs, deferred sales inducements, policy benefit reserves, deferred income taxes and accumulated other comprehensive income.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenues:
Premiums and other considerations	$15,841	$10,407	$43,649	$29,103
Annuity product charges	58,480	62,277	182,321	185,264
Net investment income	526,366	543,331	1,522,876	1,660,353
Change in fair value of derivatives	(70,701)	205,011	826,484	(409,201)
Net realized gains (losses) on investments	4,933	(22,321)	(2,764)	(68,545)
Other revenue	7,644	—	7,644	—
Loss on extinguishment of debt	—	—	—	(2,024)
Total revenues	542,563	798,705	2,580,210	1,394,950

Benefits and expenses:
Insurance policy benefits and change in future policy benefits	18,756	13,273	51,008	36,676
Interest sensitive and index product benefits	817,014	576,147	2,106,590	1,217,358
Amortization of deferred sales inducements	(17,172)	416,983	93,283	415,396
Change in fair value of embedded derivatives	(536,404)	(1,732,497)	(545,104)	(1,855,623)
Interest expense on notes payable	6,535	6,388	19,322	19,161
Interest expense on subordinated debentures	1,342	1,323	3,994	4,232
Amortization of deferred policy acquisition costs	(1,588)	622,596	185,329	623,409
Other operating costs and expenses	56,518	42,738	177,433	128,315
Total benefits and expenses	345,001	(53,049)	2,091,855	588,924
Income before income taxes	197,562	851,754	488,355	806,026
Income tax expense	44,697	184,554	107,500	143,308
Net income	152,865	667,200	380,855	662,718
Less: Preferred stock dividends	10,918	5,950	32,756	18,511
Net income available to common stockholders	$141,947	$661,250	$348,099	$644,207

Earnings per common share	$1.53	$7.20	$3.69	$7.02
Earnings per common share - assuming dilution	$1.53	$7.17	$3.67	$7.00

Weighted average common shares outstanding (in thousands):
Earnings per common share	92,478	91,861	94,326	91,770
Earnings per common share - assuming dilution	93,044	92,163	94,867	92,071

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

Quarterly Summary - Most Recent 5 Quarters

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Revenues:
Traditional life insurance premiums	$697	$708	$706	$701	$708
Life contingent immediate annuity considerations	15,144	13,887	12,507	9,578	9,699
Surrender charges	16,481	18,057	19,481	17,009	16,447
Lifetime income benefit rider fees	41,999	45,702	40,601	48,954	45,830
Net investment income	526,366	499,320	497,190	521,725	543,331
Change in fair value of derivatives	(70,701)	500,880	396,305	443,867	205,011
Net realized gains (losses) on investments	4,933	(3,114)	(4,583)	(12,135)	(22,321)
Other revenue (a)	7,644	—	—	—	—
Total revenues	542,563	1,075,440	962,207	1,029,699	798,705

Benefits and expenses:
Traditional life insurance policy benefits and change in future policy benefits	798	502	1,049	1,091	655
Life contingent immediate annuity benefits and change in future policy benefits	17,958	15,326	15,375	11,975	12,618
Interest sensitive and index product benefits (b)	817,014	812,981	476,595	325,912	576,147
Amortization of deferred sales inducements (c)	(17,172)	(12,520)	122,975	22,768	416,983
Change in fair value of embedded derivatives (d)	(536,404)	273,713	(282,413)	568,836	(1,732,497)
Interest expense on notes payable	6,535	6,394	6,393	6,391	6,388
Interest expense on subordinated debentures	1,342	1,326	1,326	1,325	1,323
Amortization of deferred policy acquisition costs (c)	(1,588)	(16,906)	203,823	26,145	622,596
Other operating costs and expenses	56,518	65,050	55,865	55,321	42,738
Total benefits and expenses	345,001	1,145,866	600,988	1,019,764	(53,049)
Income (loss) before income taxes	197,562	(70,426)	361,219	9,935	851,754
Income tax expense (benefit)	44,697	(15,732)	78,535	1,193	184,554
Net income (loss) (a)(b)(c)	152,865	(54,694)	282,684	8,742	667,200
Less: Preferred stock dividends	10,918	10,919	10,919	15,004	5,950
Net income (loss) available to common stockholders (b)(c)(d)	$141,947	$(65,613)	$271,765	$(6,262)	$661,250

Earnings (loss) per common share	$1.53	$(0.69)	$2.84	$(0.07)	$7.20
Earnings (loss) per common share - assuming dilution (b)(c)(d)	$1.53	$(0.69)	$2.82	$(0.07)	$7.17

Weighted average common shares outstanding (thousands):
Earnings (loss) per common share	92,478	94,801	95,735	92,904	91,861
Earnings (loss) per common share - assuming dilution	93,044	95,379	96,216	93,352	92,163
(a)Other revenue consists of $2.7 million related to an asset liability management fee and $4.9 million related to amortization of the deferred gain associated with the cost of reinsurance. The deferred gain, which is recorded in Other Liabilities on the Consolidated Balance Sheet, was $292.9 million at September 30, 2021. The deferred gain consists primarily of a difference between liabilities ceded and assets transferred of $510.0 million and the present value of the ceding commissions of $127.0 million offset by a reduction in deferred policy acquisition costs of $341.4 million associated with the in-force business ceded.
(b)Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both net income and net income available to common stockholders by $183.0 million and decreased earnings per common share - assuming dilution by $1.97 per share.
Q3 2020 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and decreased both net income and net income available to common stockholders by $224.4 million and decreased earnings per common share - assuming dilution by $2.44 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

(c)Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $51.4 million and $52.6 million, respectively, and increased both net income and net income available to common stockholders by $81.7 million and increased earnings per common share - assuming dilution by $0.88 per share.
Q3 2020 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $391.4 million and $589.2 million, respectively, and decreased both net income and net income available to common stockholders by $769.8 million and decreased earnings per common share - assuming dilution by $8.35 per share.
(d)Q3 2021 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $125.8 million and increased both net income and net income available to common stockholders by $98.7 million and increased earnings per common share - assuming dilution by $1.06 per share.
Q3 2020 includes a benefit from the update of assumptions used in determining the embedded derivative component of our fixed index annuity policy benefit reserves. The impact decreased change in fair value of embedded derivatives by $2,111.1 million and increased both net income and net income available to common stockholders by $1,657.2 million and increased earnings per common share - assuming dilution by $17.98 per share.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
In addition to net income available to common stockholders, we have consistently utilized non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution, non-GAAP financial measures commonly used in the life insurance industry, as economic measures to evaluate our financial performance. Non-GAAP operating income available to common stockholders equals net income available to common stockholders adjusted to eliminate the impact of items that fluctuate from quarter to quarter in a manner unrelated to core operations, and we believe measures excluding their impact are useful in analyzing operating trends. The most significant adjustments to arrive at non-GAAP operating income available to common stockholders eliminate the impact of fair value accounting for our fixed index annuity business. These adjustments are not economic in nature but rather impact the timing of reported results. We believe the combined presentation and evaluation of non-GAAP operating income available to common stockholders together with net income available to common stockholders provides information that may enhance an investor’s understanding of our underlying results and profitability.
Reconciliation from Net Income Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net income available to common stockholders	$141,947	$661,250	$348,099	$644,207
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	(3,900)	15,145	2,528	49,986
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(75,879)	(1,176,909)	(172,746)	(873,773)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(848)
Income taxes	17,285	250,701	36,801	177,804
Non-GAAP operating income (loss) available to common stockholders	79,453	(249,813)	214,682	(2,624)
Impact of notable items (b)	56,801	340,895	56,801	310,117
Non-GAAP operating income available to common stockholders, excluding notable items	$136,254	$91,082	$271,483	$307,493

Per common share - assuming dilution:
Net income available to common stockholders	$1.53	$7.17	$3.67	$7.00
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of operating loss	—	0.01	—	—
Net realized (gains) losses on financial assets, including credit losses	(0.04)	0.16	0.02	0.54
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.82)	(12.77)	(1.82)	(9.49)
Change in fair value of derivatives - interest rate caps and swap	—	—	—	(0.01)
Income taxes	0.18	2.71	0.39	1.93
Non-GAAP operating income (loss) available to common stockholders	0.85	(2.72)	2.26	(0.03)
Impact of notable items	0.61	3.70	0.60	3.37
Non-GAAP operating income available to common stockholders, excluding notable items	$1.46	$0.98	$2.86	$3.34

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

Notable Items

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Impact of actuarial assumption updates	$56,801	$340,895	$56,801	$340,895
Tax benefit related to the CARES Act	—	—	—	(30,778)
Total notable items (b)	$56,801	$340,895	$56,801	$310,117
(a)Adjustments to net income available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Notable items reflect the after-tax impact to non-GAAP operating income (loss) available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net realized (gains) losses on financial assets, including credit losses:
Net realized (gains) losses on financial assets, including credit losses	$(4,016)	$21,023	$3,573	$67,956
Amortization of DAC and DSI and accretion of LIBR reserves	116	(5,878)	(1,045)	(17,970)
Income taxes	838	(3,271)	(544)	(10,797)
	$(3,062)	$11,874	$1,984	$39,189
Change in fair value of derivatives and embedded derivatives:
Fixed index annuities	$(125,075)	$(1,935,585)	$(287,606)	$(1,432,030)
Interest rate caps and swap	—	—	—	(848)
Amortization of DAC and DSI	49,196	758,676	114,860	558,257
Income taxes	16,447	253,972	37,345	188,601
	$(59,432)	$(922,937)	$(135,401)	$(686,020)

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

NON-GAAP FINANCIAL MEASURES
Quarterly Summary - Most Recent 5 Quarters
Reconciliation from Net Income (Loss) Available to Common Stockholders to Non-GAAP Operating Income (Loss) Available to Common Stockholders and Non-GAAP Operating Income Available to Common Stockholders, Excluding Notable Items

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Net income (loss) available to common stockholders	$141,947	$(65,613)	$271,765	$(6,262)	$661,250
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders: (a)
Net realized (gains) losses on financial assets, including credit losses	(3,900)	2,912	3,516	9,369	15,145
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(75,879)	200,767	(297,634)	90,616	(1,176,909)
Income taxes	17,285	(44,278)	63,794	(21,996)	250,701
Non-GAAP operating income (loss) available to common stockholders (b)(c)	79,453	93,788	41,441	71,727	(249,813)
Impact of notable items (d)	56,801	—	—	—	340,895
Non-GAAP operating income available to common stockholders, excluding notable items	$136,254	$93,788	$41,441	$71,727	$91,082

Per common share - assuming dilution:
Net income (loss) available to common stockholders	$1.53	$(0.69)	$2.82	$(0.07)	$7.17
Adjustments to arrive at non-GAAP operating income (loss) available to common stockholders:
Anti-dilutive effect of operating loss	—	—	—	—	0.01
Net realized (gains) losses on financial assets, including credit losses	(0.04)	0.03	0.04	0.10	0.16
Change in fair value of derivatives and embedded derivatives - fixed index annuities	(0.82)	2.10	(3.09)	0.97	(12.77)
Income taxes	0.18	(0.46)	0.66	(0.23)	2.71
Non-GAAP operating income (loss) available to common stockholders (b)(c)	0.85	0.98	0.43	0.77	(2.72)
Impact of notable items (d)	0.61	—	—	—	3.70
Non-GAAP operating income available to common stockholders, excluding notable items	$1.46	$0.98	$0.43	$0.77	$0.98
Notable Items

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Notable items impacting non-GAAP operating income (loss) available to common stockholders:
Impact of actuarial assumption updates (b)(c)	$56,801	$—	$—	$—	$340,895
Total notable items (d)	$56,801	$—	$—	$—	$340,895
(a)Adjustments to net income (loss) available to common stockholders to arrive at non-GAAP operating income (loss) available to common stockholders are presented net of related adjustments to amortization of deferred sales inducements (DSI) and deferred policy acquisition costs (DAC) and accretion of lifetime income benefit rider (LIBR) reserves where applicable.
(b)Q3 2021 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $233.2 million and decreased both non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per share - assuming dilution by $183.0 million and $1.97 per share, respectively.
Q3 2020 includes expense from the update of assumptions used in determining reserves held for lifetime income benefit riders. The impact increased interest sensitive and index products by $285.8 million and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $224.4 million and $2.44 per share, respectively.
(c)Q3 2021 includes a benefit from the update of assumptions which decreased amortization of deferred sales inducements and deferred policy acquisition costs by $73.8 million and $87.0 million, respectively, and increased non-GAAP operating income available to common stockholders and non-GAAP operating income available to common stockholders per common share - assuming dilution by $126.2 million and $1.36 per share, respectively.
Q3 2020 includes expense from the update of assumptions which increased amortization of deferred sales inducements and deferred policy acquisition costs by $57.5 million and $91.0 million, respectively, and increased non-GAAP operating loss available to common stockholders and non-GAAP operating loss available to common stockholders per common share - assuming dilution by $116.5 million and $1.26 per share, respectively.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

(d)Notable items reflect the after-tax impact to non-GAAP operating income (loss) available to common stockholders for certain items that do not reflect the company's expected ongoing operations. Notable items primarily include the impact from actuarial assumption updates. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

NON-GAAP FINANCIAL MEASURES
Summary of Adjustments to Arrive at Non-GAAP Operating Income (Loss) Available to Common Stockholders

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Net realized (gains) losses on investments	$(4,933)	$3,114	$4,583	$12,135	$22,321
Change in fair value of derivatives	411,330	57,555	(211,387)	(416,450)	(203,088)
Increase (decrease) in total revenues	406,397	60,669	(206,804)	(404,315)	(180,767)

Amortization of deferred sales inducements	(17,682)	52,074	(69,788)	22,785	(303,710)
Change in fair value of embedded derivatives	536,404	(273,713)	282,413	(568,836)	1,732,497
Interest sensitive and index product benefits (a)	(944)	227	(145)	761	1,298
Amortization of deferred policy acquisition costs	(31,602)	78,402	(125,166)	40,990	(449,088)
Increase (decrease) in total benefits and expenses	486,176	(143,010)	87,314	(504,300)	980,997
Increase in income (loss) before income taxes	(79,779)	203,679	(294,118)	99,985	(1,161,764)
Increase (decrease) in income tax expense (benefit)	(17,285)	44,278	(63,794)	21,996	(250,701)
Increase (decrease) in net income (loss) available to common stockholders	$(62,494)	$159,401	$(230,324)	$77,989	$(911,063)
(a)Interest sensitive and index product benefits adjustment reflects the change in the allowance for credit losses on our reinsurance recoverable/coinsurance deposits under a revised impairment model for financial assets measured at amortized cost which we were required to adopt on January 1, 2020. The change in this allowance is reflected in the net realized (gains) losses of financial assets, including credit losses line in the other Non-GAAP financial measures tables in this financial supplement.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except share and per share data)

Capitalization/Book Value per Common Share

	Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
Capitalization:
Notes payable	$500,000	$500,000	$500,000	$500,000	$500,000
Subordinated debentures payable to subsidiary trusts	78,342	78,264	78,187	78,112	78,037
Total debt	578,342	578,264	578,187	578,112	578,037
Total stockholders’ equity (a)	6,375,208	6,295,735	5,928,760	6,348,988	5,918,216
Total capitalization (a)	6,953,550	6,873,999	6,506,947	6,927,100	6,496,253
Accumulated other comprehensive income (AOCI) (a)	(1,956,974)	(2,023,911)	(1,505,260)	(2,203,557)	(1,911,593)
Total capitalization excluding AOCI (b)	$4,996,576	$4,850,088	$5,001,687	$4,723,543	$4,584,660

Total stockholders’ equity (a)	$6,375,208	$6,295,735	$5,928,760	$6,348,988	$5,918,216
Equity available to preferred stockholders (c)	(700,000)	(700,000)	(700,000)	(700,000)	(700,000)
Total common stockholders' equity (a)(d)	5,675,208	5,595,735	5,228,760	5,648,988	5,218,216
Accumulated other comprehensive income (a)	(1,956,974)	(2,023,911)	(1,505,260)	(2,203,557)	(1,911,593)
Total common stockholders’ equity excluding AOCI (d)	3,718,234	3,571,824	3,723,500	3,445,431	3,306,623
Net impact of fair value accounting for derivatives and embedded derivatives	(265,018)	(242,423)	(399,538)	(166,453)	(237,099)
Total common stockholders’ equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$3,453,216	$3,329,401	$3,323,962	$3,278,978	$3,069,524

Common shares outstanding	92,513,517	92,553,825	95,482,733	95,720,622	91,931,837

Book Value per Common Share: (e)
Book value per common share (a)	$61.34	$60.46	$54.76	$59.02	$56.76
Book value per common share excluding AOCI (d)	$40.19	$38.59	$39.00	$35.99	$35.97
Book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives (d)	$37.33	$35.97	$34.81	$34.26	$33.39

Debt-to-Capital Ratios: (f)
Senior debt / Total capitalization	10.0%	10.3%	10.0%	10.6%	10.9%
Total debt / Total capitalization	11.6%	11.9%	11.6%	12.2%	12.6%
(a)Q3 2020 and Q4 2020 include the impact of a correction of an immaterial error in the calculation of the impact of unrealized gains and losses on lifetime income benefit reserves which was determined in Q1 2021. This had the impact of reducing AOCI as of December 31, 2020 by $225.7 million and decreased book value per common share by $2.35 compared to amounts previously reported.
(b)Total capitalization excluding AOCI, a non-GAAP financial measure, is based on stockholders' equity excluding the effect of AOCI.
(c)Equity available to preferred stockholders is equal to the redemption value of outstanding preferred stock plus share dividends declared but not yet issued.
(d)Total common stockholders' equity, total common stockholders' equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, exclude equity available to preferred stockholders. Total common stockholders’ equity and book value per common share excluding AOCI, non-GAAP financial measures, are based on common stockholders’ equity excluding the effect of AOCI. Since AOCI fluctuates from quarter to quarter due to unrealized changes in the fair value of available for sale securities, we believe these non-GAAP financial measures provide useful supplemental information. Total common stockholders' equity and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives, non-GAAP financial measures, are based on common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives. Since the net impact of fair value accounting for our derivatives and embedded derivatives fluctuates from quarter to quarter and the most significant impacts relate to fair value accounting for our fixed index annuity business and are not economic in nature but rather impact the timing of reported results, we believe these non-GAAP financial measures provide useful supplemental information.
(e)Book value per common share including and excluding AOCI and book value per common share excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives are calculated as total common stockholders’ equity, total common stockholders’ equity excluding AOCI and total common stockholders' equity excluding AOCI and the net impact of fair value accounting for derivatives and embedded derivatives divided by the total number of shares of common stock outstanding.
(f)Debt-to-capital ratios are computed using total capitalization excluding AOCI.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Spread Results

Nine Months Ended September 30,
2021	2020		Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
3.71%	4.20%	Average yield on invested assets	3.91%	3.51%	3.58%	3.88%	4.10%
1.55%	1.71%	Aggregate cost of money	1.51%	1.56%	1.58%	1.63%	1.66%
2.16%	2.49%	Aggregate investment spread	2.40%	1.95%	2.00%	2.25%	2.44%

		Impact of:
0.11%	0.06%	Investment yield - additional prepayment income	0.12%	0.10%	0.11%	0.11%	0.10%
0.05%	0.03%	Cost of money effect of over (under) hedging	0.08%	0.04%	0.02%	0.01%	0.03%

$54,865,298	$52,849,751	Weighted average investments	$53,781,352	$56,991,393	$55,712,648	$53,836,378	$53,024,798
54,197,140	53,085,683	Ending investments	54,197,140	57,144,563	56,838,224	54,587,072	53,085,683
Weighted average investments include fixed maturity securities at amortized cost and mortgage loans on real estate and other investments at carrying values as reflected in the consolidated balance sheets. The numerator for average yield on invested assets includes net investment income and the tax effect of investment income that is exempt from income taxes.
Summary of Cost of Money for Deferred Annuities

Nine Months Ended September 30,
2021	2020		Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
		Included in interest sensitive and index product benefits:
$1,535,320	$551,562	Index credits	$475,292	$714,291	$345,737	$195,927	$174,747
181,918	142,917	Interest credited	62,804	62,637	56,477	49,551	47,376
		Included in change in fair value of derivatives:
(1,559,495)	(560,683)	Proceeds received at option expiration	(489,902)	(720,474)	(349,119)	(197,921)	(178,405)
476,616	546,352	Pro rata amortization of option cost	150,262	162,124	164,230	170,505	176,481
$634,359	$680,148	Cost of money for deferred annuities	$198,456	$218,578	$217,325	$218,062	$220,199

$54,600,512	$53,182,845	Weighted average liability balance outstanding	$52,644,622	$56,221,809	$54,935,106	$53,531,441	$53,059,376

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands, except per share data)

Annuity Account Balance Rollforward

Nine Months Ended September 30,
2021	2020		Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
$54,056,725	$53,233,898	Account balances at beginning of period	$56,630,138	$55,813,480	$54,056,725	$53,006,150	$53,112,600
(4,279,394)	—	Reserves ceded - in-force	(4,279,394)	—	—	—	—
49,777,331	53,233,898	Account balance at beginning of period, net of reinsurance ceded	52,350,744	55,813,480	54,056,725	53,006,150	53,112,600
4,669,315	1,782,453	Net deposits	1,090,461	1,161,125	2,417,729	1,830,816	557,675
71,684	68,467	Premium bonuses	22,021	24,813	24,850	25,143	21,205
1,717,238	694,479	Fixed interest credited and index credits	538,096	776,928	402,214	245,478	222,123
(54,019)	(55,542)	Surrender charges	(16,481)	(18,057)	(19,481)	(17,009)	(16,447)
(128,302)	(129,722)	Lifetime income benefit rider fees	(41,999)	(45,702)	(40,601)	(48,954)	(45,830)
(3,114,754)	(2,587,883)	Surrenders, withdrawals, deaths, etc.	(1,004,349)	(1,082,449)	(1,027,956)	(984,899)	(845,176)
$52,938,493	$53,006,150	Account balances at end of period	$52,938,493	$56,630,138	$55,813,480	$54,056,725	$53,006,150

$2,245,040	$1,821,169	Lifetime income benefit rider reserves, excluding unrealized gain/loss adjustment	$2,245,040	$2,007,394	$1,973,223	$1,900,487	$1,821,169
Notional Values Subject to Recurring Fees Under Reinsurance Agreements

Nine Months Ended September 30,
2021	2020		Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
$3,736,355	$—	Initial cash surrender value of in-force business ceded (a)	$3,736,355	$—	$—	$—	$—
164,185	—	Initial cash surrender value of flow business ceded (b)	164,185	—	—	—	—
(a)The in-force business ceded as of September 30, 2021 to Brookfield Asset Management Re receives an annual ceding commission equal to 49 basis points and an annual asset liability management fee equal to 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.
(b)The flow business ceded as of September 30, 2021 to Brookfield Asset Management Re receives an annual ceding commission equal to 140 basis points and an annual asset liability management fee equal to 30 basis points calculated based on initial cash surrender value of liabilities ceded. These annual fees are fixed and contractually guaranteed for six years with the additional and final seventh year payment being contingent on certain performance obligations for both parties.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Annuity Deposits by Product Type

Nine Months Ended September 30,
2021	2020		Q3 2021	Q2 2021	Q1 2021	Q4 2020	Q3 2020
		American Equity Life:
$1,947,241	$1,491,564	Fixed index annuities	$727,641	$702,605	$516,995	$500,495	$432,602
5,285	6,464	Annual reset fixed rate annuities	1,462	1,656	2,167	1,664	1,817
849,062	983	Multi-year fixed rate annuities	14,196	47,674	787,192	394,999	531
45,671	25,687	Single premium immediate annuities	16,282	15,430	13,959	7,774	10,205
2,847,259	1,524,698		759,581	767,365	1,320,313	904,932	445,155
		Eagle Life:
520,967	239,349	Fixed index annuities	187,611	184,520	148,836	106,170	60,476
337	97	Annual reset fixed rate annuities	—	175	162	—	39
1,556,391	73,386	Multi-year fixed rate annuities	362,769	228,197	965,425	833,765	68,206
2,077,695	312,832		550,380	412,892	1,114,423	939,935	128,721
		Consolidated:
2,468,208	1,730,913	Fixed index annuities	915,252	887,125	665,831	606,665	493,078
5,622	6,561	Annual reset fixed rate annuities	1,462	1,831	2,329	1,664	1,856
2,405,453	74,369	Multi-year fixed rate annuities	376,965	275,871	1,752,617	1,228,764	68,737
45,671	25,687	Single premium immediate annuities	16,282	15,430	13,959	7,774	10,205
4,924,954	1,837,530	Total before coinsurance ceded	1,309,961	1,180,257	2,434,736	1,844,867	573,876
209,968	29,390	Coinsurance ceded	203,218	3,702	3,048	6,277	5,996
$4,714,986	$1,808,140	Net after coinsurance ceded	$1,106,743	$1,176,555	$2,431,688	$1,838,590	$567,880
Surrender Charge Protection and Account Values by Product Type
Annuity Surrender Charges and Net (of Coinsurance) Account Values at September 30, 2021:

	Surrender Charge			Net Account Value
Product Type	Avg. Years At Issue	Avg. Years Remaining	Avg. % Remaining	Dollars in Thousands	%
Fixed Index Annuities	12.8	5.6	9.0%	$47,343,398	89.4%
Annual Reset Fixed Rate Annuities	8.6	2.4	4.6%	1,396,436	2.7%
Multi-Year Fixed Rate Annuities	4.0	2.8	8.5%	4,198,659	7.9%
Total	12.0	5.3	8.8%	$52,938,493	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Surrender Charge Percentages:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No surrender charge	$870,624	$3,391,529
0.0% < 2.0%	43,833	1,183,380
2.0% < 3.0%	60,933	3,462,733
3.0% < 4.0%	74,092	1,997,991
4.0% < 5.0%	106,566	2,616,027
5.0% < 6.0%	50,693	2,827,075
6.0% < 7.0%	61,360	3,136,458
7.0% < 8.0%	64,239	3,188,685
8.0% < 9.0%	141,324	3,394,191
9.0% < 10.0%	3,734,375	3,664,393
10.0% or greater	387,056	18,480,936
	$5,595,095	$47,343,398

Surrender Charge Expiration By Year:	Fixed and Fixed Index Annuities Account Value	Weighted Average Surrender Charge
Out of Surrender Charge	$4,262,153	0.00%
2021	339,887	2.71%
2022	1,556,757	2.73%
2023	4,821,166	4.64%
2024	6,336,133	5.89%
2025	6,067,967	6.24%
2026	6,198,532	8.25%
2027	4,310,393	9.86%
2028	3,940,219	10.76%
2029	4,086,648	12.03%
2030	2,935,656	14.35%
2031	3,678,975	15.31%
2032	1,957,432	17.56%
2033	1,133,130	18.12%
2034	716,047	18.56%
2035	354,586	19.07%
2036	157,194	19.60%
2037	85,618	20.00%
	$52,938,493	8.81%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics

Credited Rate vs. Ultimate Minimum Guaranteed Rate Differential:	Fixed Annuities Account Value	Fixed Index Annuities Account Value
No differential	$977,575	$1,133,503
› 0.00% - 0.25%	42,032	129,948
› 0.25% - 0.50%	226,316	6,388
› 0.50% - 1.00%	6,967	882
› 1.00% - 1.50%	10,914	—
1.00% ultimate guarantee - 2.14% wtd avg interest rate (a)	4,082,018	876,578
1.50% ultimate guarantee - 1.08% wtd avg interest rate (a)	133,463	2,940,603
1.75% ultimate guarantee - 1.78% wtd avg interest rate (a)	48,439	302,751
2.00% ultimate guarantee - 1.85% wtd avg interest rate (a)	67,371	—
2.25% ultimate guarantee - 1.64% wtd avg interest rate (a)	—	614,805
3.00% ultimate guarantee - 1.95% wtd avg interest rate (a)	—	1,253,600
Allocated to index strategies (see tables that follow)	—	40,084,340
	$5,595,095	$47,343,398
(a)The minimum guaranteed interest rate for the fixed rate or the fixed rate strategy ranges from 0.5% - 1.75%. The ultimate guaranteed rate is applied on less than 100% of the premium.
If all crediting rates were reduced to minimum guaranteed rates (subject to limitations imposed by ultimate minimum guaranteed rates where applicable) the weighted average crediting rate as of September 30, 2021 for fixed annuities and funds allocated to the fixed rate strategy for fixed index annuities would decrease by 0.13%.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Annuity Liability Characteristics
FIXED INDEX ANNUITIES ACCOUNT VALUE - INDEX STRATEGIES

Annual Monthly Average and Point-to-Point with Caps
	Minimum Guaranteed Cap
	1%	3%	4%	7%	8% +
Current Cap
At minimum	$1,269	$94,841	$4,776,825	$57,009	$128,169
1.75% - 3%	7,985,608	—	—	—	—
3% - 4%	208,041	2,054	—	—	—
4% - 5%	1,793,063	206,081	990,208	—	—
5% - 6%	688,302	186,365	28,556	—	—
6% - 7%	2,065	—	741	—	—
>= 7%	—	8,124	605	4,717	—

Annual Monthly Average and Point-to-Point with Participation Rates
	Minimum Guaranteed Participation Rate
	10%	20% - 25%	35%	50% +
Current Participation Rate
At minimum	$137,948	$505,442	$82,486	$88,507
< 20%	1,562,664	—	—	—
20% - 40%	3,407,021	287,414	6,111	—
40% - 60%	426,869	13,044	40,490	—
60% - 100%	766,574	—	—	—
> 100%	935,686	—	—	—

S&P 500 Monthly Point-to-Point - Minimum Guaranteed Monthly Cap = 1.0%
Current Cap
At minimum	$1,769,059
1.10% - 1.30%	5,834,268
1.40% - 1.60%	1,804,754
1.70% - 2.00%	324,401
>= 2.10%	15,734

Volatility Control Index
Current Asset Fee
At Maximum	$—
0.75% - 1.75%	372,320
2.00% - 2.75%	176,772
3.00% - 3.50%	1,075,244
3.75% - 5.25%	3,149,972
If all caps and participation rates were reduced to minimum caps and participation rates and current asset fees were increased to their maximums, the cost of options would decrease by 0.73% based upon prices of options for the week ended October 1, 2021.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Summary of Invested Assets

	September 30, 2021		December 31, 2020
	Carrying Amount	Percent	Carrying Amount	Percent
Fixed maturity securities:
United States Government full faith and credit	$38,486	0.1%	$39,771	0.1%
United States Government sponsored agencies	1,043,351	2.0%	1,039,551	1.9%
United States municipalities, states and territories	3,596,256	6.9%	3,776,131	7.0%
Foreign government obligations	195,341	0.4%	202,706	0.4%
Corporate securities	31,021,887	59.3%	31,156,827	58.1%
Residential mortgage backed securities	1,053,983	2.0%	1,512,831	2.8%
Commercial mortgage backed securities	4,138,078	7.9%	4,261,227	8.0%
Other asset backed securities	4,650,715	8.9%	5,549,849	10.4%
Total fixed maturity securities	45,738,097	87.5%	47,538,893	88.7%
Mortgage loans on real estate	4,288,742	8.2%	4,165,489	7.8%
Real estate	259,262	0.5%	—	—%
Derivative instruments	990,033	1.9%	1,310,954	2.4%
Other investments	1,021,226	1.9%	590,078	1.1%
	$52,297,360	100.0%	$53,605,414	100.0%
Credit Quality of Fixed Maturity Securities - September 30, 2021

NAIC Designation	Carrying Amount	Percent	Rating Agency Rating	Carrying Amount	Percent
1	$25,508,437	55.8%	Aaa/Aa/A	$26,662,952	58.3%
2	18,928,256	41.4%	Baa	18,109,280	39.6%
3	1,107,418	2.4%	Ba	786,584	1.7%
4	157,196	0.3%	B	79,414	0.2%
5	15,860	—%	Caa	40,126	0.1%
6	20,930	0.1%	Ca and lower	59,741	0.1%
	$45,738,097	100.0%		$45,738,097	100.0%
Watch List Securities - September 30, 2021

General Description (a)	Amortized Cost	Allowance for Credit Losses	Amortized Cost, Net of Allowance	Net Unrealized Losses, Net of Allowance	Fair Value
Corporate securities - Public securities	$6,351	$(209)	$6,142	$—	$6,142
Corporate securities - Private placement securities	36,589	(797)	35,792	(742)	35,050
Residential mortgage backed securities	21,470	(296)	21,174	(284)	20,890
Commercial mortgage backed securities	68,232	—	68,232	(2,989)	65,243
United States municipalities, states and territories	19,044	(2,772)	16,272	(575)	15,697
	$151,686	$(4,074)	$147,612	$(4,590)	$143,022
(a)The watch list consists of all fixed maturity securities we have determined contain elevated credit risk, including those we have taken credit losses on.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Fixed Maturity Securities by Sector

	September 30, 2021		December 31, 2020
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
Available for sale:
United States Government full faith and credit and sponsored agencies	$1,046,092	$1,081,837	$1,032,936	$1,079,322
United States municipalities, states and territories	3,142,857	3,596,256	3,236,767	3,776,131
Foreign government obligations	177,101	195,341	177,062	202,706
Corporate securities:
Capital goods	2,273,954	2,612,972	2,295,927	2,721,465
Consumer discretionary	5,857,998	6,686,473	5,674,845	6,734,249
Energy	1,951,542	2,207,667	2,140,768	2,359,893
Financials	6,215,665	6,965,987	5,971,097	6,877,472
Government non-guaranteed	496,262	571,543	539,148	632,178
Industrials	377,678	420,393	276,352	319,823
Information technology	1,636,824	1,851,285	1,556,654	1,840,942
Materials	1,561,874	1,770,068	1,543,032	1,803,501
Other	287,547	334,297	315,628	370,204
Telecommunications	1,541,013	1,736,390	1,340,484	1,582,329
Transportation	1,303,221	1,441,665	1,362,858	1,511,499
Utilities	3,838,830	4,423,147	3,728,403	4,403,272
Residential mortgage backed securities:
Government agency	479,278	529,059	549,677	627,201
Prime	438,637	445,575	771,031	788,933
Alt-A	62,923	79,349	79,248	96,697
Commercial mortgage backed securities:
Government agency	382,685	422,726	398,141	447,726
Non-agency	3,581,048	3,715,352	3,721,509	3,813,501
Other asset backed securities:
Auto	168,011	174,115	258,286	266,065
Energy	7,103	8,320	7,301	8,946
Financials	4,441	4,364	4,441	3,911
Industrials	39,320	40,637	60,894	61,147
Collateralized loan obligations	3,416,238	3,370,252	4,255,839	4,112,318
Military housing	466,176	536,627	464,684	538,356
Other	493,222	516,400	541,724	559,106
	$41,247,540	$45,738,097	$42,304,736	$47,538,893

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

Mortgage Loans on Real Estate

	September 30, 2021		December 31, 2020
	Principal	Percent	Principal	Percent
Geographic distribution: commercial mortgage loans
East	$672,882	20.2%	$699,741	19.5%
Middle Atlantic	292,152	8.8%	281,971	7.9%
Mountain	349,747	10.5%	391,025	10.9%
New England	24,325	0.7%	24,774	0.7%
Pacific	634,074	19.1%	659,743	18.4%
South Atlantic	746,152	22.5%	832,739	23.3%
West North Central	243,396	7.3%	266,050	7.4%
West South Central	362,643	10.9%	424,111	11.9%
	$3,325,371	100.0%	$3,580,154	100.0%

Property type distribution: commercial mortgage loans
Office	$290,702	8.7%	$297,065	8.3%
Medical Office	15,752	0.5%	20,584	0.6%
Retail	1,062,830	32.0%	1,187,484	33.2%
Industrial/Warehouse	902,412	27.1%	929,325	25.9%
Apartment	885,655	26.6%	939,084	26.2%
Mixed use/Other	168,020	5.1%	206,612	5.8%
	$3,325,371	100.0%	$3,580,154	100.0%

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021
Unaudited (Dollars in thousands)

	September 30, 2021
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,325,371	$354,743	$603,721	$4,283,835
In workout	—	—	—	—
Delinquent	—	—	6,914	6,914
Principal outstanding	3,325,371	354,743	610,635	4,290,749

Unamortized discounts and premiums, net	—	—	20,461	20,461
Deferred fees and costs, net	(1,387)	(1,002)	1,479	(910)
Amortized cost	3,323,984	353,741	632,575	4,310,300

Valuation allowance	(17,690)	(628)	(3,240)	(21,558)
Carrying value	$3,306,294	$353,113	$629,335	$4,288,742

	December 31, 2020
	Commercial	Agricultural	Residential	Total
Credit exposure - by payment activity
Performing	$3,580,154	$245,807	$366,047	$4,192,008
In workout	—	—	—	—
Delinquent	—	—	273	273
Principal outstanding	3,580,154	245,807	366,320	4,192,281

Unamortized discounts and premiums, net	—	—	5,212	5,212
Deferred fees and costs, net	(1,266)	(634)	925	(975)
Amortized cost	3,578,888	245,173	372,457	4,196,518

Valuation allowance	(25,529)	(2,130)	(3,370)	(31,029)
Carrying value	$3,553,359	$243,043	$369,087	$4,165,489

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021

Shareholder Information
Corporate Offices:
American Equity Investment Life Holding Company
6000 Westown Parkway
West Des Moines, IA 50266
Inquiries:
Steven Schwartz, Vice President-Investor Relations
(515) 273-3763, sschwartz@american-equity.com
Common Stock and Dividend Information:
New York Stock Exchange symbol: “AEL”

	High	Low	Close	Dividend Declared
2021
First Quarter	$32.54	$26.21	$31.53	$0.00
Second Quarter	$33.68	$29.18	$32.32	$0.00
Third Quarter	$33.79	$27.12	$29.57	$0.00

2020
First Quarter	$34.16	$9.07	$18.80	$0.00
Second Quarter	$27.09	$14.76	$24.71	$0.00
Third Quarter	$27.32	$19.06	$21.99	$0.00
Fourth Quarter	$34.25	$22.37	$27.66	$0.32

2019
First Quarter	$33.57	$26.34	$27.02	$0.00
Second Quarter	$30.91	$25.84	$27.16	$0.00
Third Quarter	$27.80	$20.16	$24.20	$0.00
Fourth Quarter	$30.96	$21.75	$29.93	$0.30
Transfer Agent:
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-0310
Phone: (877) 282-1169
Fax: (781) 575-2723
www.computershare.com
Annual Report and Other Information:
Shareholders may receive when available, without charge, a copy of American Equity’s Annual Report, SEC filings and/or press releases by calling Steven Schwartz, Vice President-Investor Relations, at (515) 273-3763 or by visiting our website at www.american-equity.com.

AMERICAN EQUITY INVESTMENT LIFE HOLDING COMPANY
Financial Supplement - September 30, 2021

Research Analyst Coverage
Erik Bass
Autonomous Research US LP
(646) 561-6248
ebass@autonomous.com
Wilma Burdis
Credit Suisse Securities
Equity Research | Life Insurance
(919) 306-1023
wilma.burdis@credit-suisse.com
Thomas Gallagher
Evercore ISI
(212) 446-9439
thomas.gallagher@evercoreisi.com
Pablo Singzon II
JP Morgan
(212) 622-2295
pablo.s.singzon@jpmorgan.com
Ryan Krueger
Keefe, Bruyette & Woods
(860) 722-5930
rkrueger@kbw.com

Nigel Dally
Morgan Stanley Research
(212) 761-4132
Nigel.Dally@morganstanley.com
John Barnidge
Piper Sandler & Co.
(312) 281-3412
John.Barnidge@psc.com
C. Gregory Peters
Raymond James & Associates, Inc.
(727) 567-1534
greg.peters@raymondjames.com
Mark A. Dwelle
RBC Capital Markets, LLC
(804) 782-4008
mark.dwelle@rbccm.com
Mark Hughes
Truist Securities
(615) 748-4422
mark.hughes@research.truist.com